Q3 2012 Earnings Release November 1, 2012 Exhibit 99.2

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

Q3’12 Xylem Results

Solid Operating Performance, Despite Continued Market Challenges
Solid Operating Performance, Despite Continued Market Challenges
* See Appendix for Non-GAAP Reconciliations
Financial Financial Performance Summary Performance Summary
Orders
Revenue
Gross Margin
Operating Margin *
EPS *
$882M
$931M
40.2%
12.9%
$0.44
Book to Bill 0.95
+3% (Constant Currency Basis)*
+130 bps
+50 bps Adjusted for Stand-Alone Costs
Solid Performance from Core Operations & YSI

Business Update

Advancing Our Strategic Position
•
Executing Acquisition Strategy
MJK Integration into Analytics Platform Well Underway
Heartland  Pump Acquisition … Increases Geographic Reach of Dewatering Platform
•
Selected to Dow Jones Sustainability Global and North America Indices
Deploying Innovative New Product Applications and Services
•
U.S. Launch of the Sanitaire Bioloop Oxidation Ditch
•
Launched Energy Efficient Lowara Ecocirc – Meeting New European Regulations
•
Recognized by The Coca-Cola Company as Supplier of the Year
Continued Strong Execution
•
Q3’12 Emerging Market Growth up 9% (Constant Currency Basis)
•
Gross Margin >40% … Record Performance
•
Executing on Restructuring & Realignment Actions
Advancing
Advancing
Strategic
Strategic
Position
Position
&
&
Increasing
Increasing
Profitability
Profitability

Acquisition Overview

Overview
- Purchase Price $29M
- ‘11 Rev $33M
- 100 Employees
- 4 locations
- Industrial & Muni;
• Mining
• Energy
• Disaster Recovery
- Expands Geographic Reach
- Increases Rental Opportunities
- Leverage Xylem Portfolio
- Cost Synergies
- Capex Synergies
Sales
~60%
Rental
~40%
Revenue Mix
Strategic Rationale
Heartland Pump Rental & Sales, Inc.
Expands Xylem’s Dewatering Platform in Attractive U.S. Rental Markets
Expands Xylem’s Dewatering Platform in Attractive U.S. Rental Markets

YTD Xylem Results

On Track to Deliver in 2012 …
On Track to Deliver in 2012 …
Positioned for Long-Term Growth
Positioned for Long-Term Growth
* See Appendix for Non-GAAP Reconciliations
Orders
Revenue
Gross Margin
Operating Margin *
EPS *
Free Cash Flow *
$2.9B
$2.8B
39.7%
12.7%
$1.29
$171M
Book to Bill 1.01
+4% (Constant Currency Basis)*
+110 bps
Includes Impact from Stand-Alone Costs -90bps
Solid Performance from Core Operations & YSI
73% Conversion ... Typical Seasonality
Financial Performance Summary Financial Performance Summary

Full Year Outlook

*See appendix for non-GAAP reconciliations
4th Quarter Execution Sets up 2013
•
Executing on Restructuring & Realignment Actions
•
Accelerating Additional Actions in 2012
•
Continued Disciplined Capital Deployment
•
Successful Integration of MJK & Heartland Acquisitions
2012 Guidance
•
Full Year Revenue ~$3.8B; Organic Growth ~1%
•
Delivering Solid Operating Margin Expansion
•
EPS Mid Point of $1.76* … Includes Heartland Pump Acquisition Impact  ($0.01)
•
Solid Free Cash Flow Conversion*
•
Executing ~$20M  Total Restructuring & Realignment Actions
Solid Execution in 2012 …
Solid Execution in 2012 …
Positioning for Long-Term Growth
Positioning for Long-Term Growth

Q3’12 Xylem Performance

Op Margins +50 bps …
Op Margins +50 bps …
Cost Actions/Price Enable Investments for Growth
Cost Actions/Price Enable Investments for Growth
*See appendix for non-GAAP reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
Revenue Revenue
Operating Income * Operating Income *
Organic
Acquisition
Constant Currency
FX
Total
+1%
+2%
+3%
- 4%
- 1%
By End Market By Geography
Industrial
+ Public Utility
Commercial
Residential
+ Agriculture
+ Europe
U.S.
+ Emerging Markets
Cost Reductions +3.2%
Price +1.3%
Vol/Mix/Invest - 0.5%
120
125
- 4%
Q3’11 Q3’12
Q3’11 Q3’12
13.3%
4.0%
0.6%
2.9%
13.8%
0.9%
12.9%
Q3’11
Op Margin*
Operations FX Material,
Labor,
& OH
Inflation
Q3’12
Op Margin
Before Stand-
Alone Costs*
Stand-
Alone
Costs
Q3’12
Op Margin*
Q3 Growth Q3 Growth Organic Performance Organic Performance
931
939
- 1%

Q3’12 Xylem Performance

EPS Growth Negatively Impacted by FX and Taxes
EPS Growth Negatively Impacted by FX and Taxes
Interest ($0.06)
Stand-Alone ($0.03)
Separation Costs $0.13
Special Tax ($0.01)
* See Appendix for Non-GAAP Reconciliations
Separation Costs ($0.02)
Restruct. &
Realign. Costs ($0.02)
Special Tax ($0.02)
-2% Normalized
-2% Normalized
2% Normalized
EPS Performance EPS Performance
Operational Performance:
Core Operations
Acquisitions
Operating Tax Rate
FX Translation
$0.01
$0.01
($0.01)
($0.02)
$0.42
$0.03
$0.45
$0.01
$0.44
$0.06
$0.38
Q3’11
GAAP EPS
Adjustments Normalized
Q3’11 EPS
Operational
Performance
Adjusted
Q3’12 EPS
Q3’12
GAAP EPS
Adjustments
Q3’12 EPS *

(Dollars, In Millions)

584
595
Q3'11
Q3'12

(Dollars, In Millions)

95
89
Q3'11
Q3'12

16.3%
3.2%
1.3%
2.7%
15.5%
0.5%
15.0%

xylem
Let's Solve Water

Q3’12 Water Infrastructure Performance

Revenue Up 7%* …
Revenue Up 7%* …
Operating Margin Impacted by Unfavorable Mix & FX
Operating Margin Impacted by Unfavorable Mix & FX
* See appendix for non-GAAP reconciliations
(Constant Currency)
•
+
Public Utility … US & Europe Up, EM Strong
Industrial … US Drought Impact on Dewatering
•
+
Global Public Utility Strength
Project Orders Continue to Delay
•
+
Strength in US & AP … Europe Flat
+2%
-6%
Organic
Acquisition
Constant Currency
+3%
+4%
Operating Income * Operating Income *
Cost Reductions +2.9%
Price +0.7%
Vol/Mix/Invest - 0.4%
Incremental Margin ~23% Incremental Margin ~23%
(Ex. FX & Stand Alone Costs) (Ex. FX & Stand Alone Costs)
Q3 Growth Q3 Growth
+2%
Revenue Revenue
+7%
-5%
FX
Total
Transport +1%
Treatment +11%
Test +44%
Q3'11
Op Margin*
Operations FX Material,
Labor,
& OH
Inflation
Q3'12
Op Margin
Before
Stand-Alone
Stand-
Alone
Q3'12
Op Margin*

Q3’12 Applied Water Performance

Price & Cost Reduction Initiatives Offset Challenging Market Conditions
* See appendix for non-GAAP reconciliations
Revenue
Operating Income *
(Dollars, In Millions)
(Dollars, In Millions)
-4%
(Constant Currency)
•
Building Services -6%
–
Commercial … Lag in Major Projects, Tough PY Comp
–
Residential … Tough PY Comp (U.S. Up Double Digit)
•
Industrial Water +1%
+
Favorable Across Most Regions
–
U.S. & Europe showing signs of weakness
•
Irrigation +9%
+
Double Digit U.S. Growth, Europe Improving
Preserving Profitability While
Investing for Growth
Organic -2%
Acquisition -%
Constant Currency 2%
FX -3%
Total -5%
Q3'11
Op Margin
Operations FX Material,
Labor,
& OH
Inflation
Q3'12
Op Margin
Before
Stand-Alone
Stand-
Alone
Q3'12
Op Margin *
12.5%
13.2%
12.6%
3.1%
0.6%
3.4%
0.4%
Q3'11 Q3'12
368
350
Q3'11 Q3'12
46
44
Cost Reductions +3.7%
Price +2.3%
Vol/Mix/Invest - 2.6%
-5%
Q3 Growth

Xylem Financial Position

FY Cash Flow On Track …
FY Cash Flow On Track …
Strong Balance Sheet Provides Flexibility
Strong Balance Sheet Provides Flexibility
• Free Cash Flow $171M
• Higher Cash Taxes
• Full Year of Interest
• Stand Alone Costs
• Capex > 1 Reinvestment Ratio
• Strong Cash Position
• No Significant Debt Maturities Until 2016
• 28% Net Debt to Net Capital
• 1.2x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
FCF% 84% 73%
W/C%** 23.7% 24.8%
(Dollars, In Millions)
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP)/ TTM Revenue (Adjusted for Acquisitions)
Free Cash Flow * Free Cash Flow * Working Capital Working Capital
Capital Summary/Liquidity Capital Summary/Liquidity
September 30, 2012
Cash
Debt
Net Debt
Stockholders’ Equity
Net Capital
Net Debt to Net Capital
424
1,212
788
2,054
2,842
28%
907
952
171
235
Q3’11 YTD Q3’12 YTD Q3’11 Q3’12
-

2012 Guidance

2012 EPS Guidance Walk

Mid Point 6% Earnings Growth Versus Prior Year On Normalized Basis
Illustration of Mid Point Guidance
* See Appendix for Non-GAAP Reconciliations
Offsetting Volume Reduction
Operational Performance:
FX Translation
Vol. Net of Cost Initiatives
$0.02
($0.02)
Heartland Pump Heartland Pump
Acquisition Acquisition
$(0.01) in 4Q $(0.01) in 4Q
$1.77
$1.77
$0.01
$1.76
Previous
Guidance
Guidance
Before Heartlnd
Acquisition
Heartland
Acquisition
FY 2012
Guidance

2012 Financial Guidance Summary

* See Appendix for Non-GAAP Reconciliations
Revenue
Xylem Consolidated
Water Infrastructure
Applied Water
Segment Margin *
Operating Margin *
EPS *
Free Cash Flow Conversion
Guidance Assumptions:
Stand-Alone Costs
Operating Tax Rate
Share Count
Items Excluded from Guidance:
(1) Separation Costs
(2) Restructuring &
Realignment Costs
Constant Currency Organic  Acquisition
~$3.8B
~$2.4B
~$1.4B
14.1% - 14.3%
12.7% - 12.9%
$1.72 - $1.79
95%
~186.2M
~$28M
~$25%
~$20M
~$20M
+10 to +30 bps
+0 to +20 bps
$1.76 Mid Point incl. Heartland Pump Acq. impact - $0.01
Excluding one-time separation costs
Included in EPS Guidance; In Line with Expectations
Excludes Special Tax Items
In Line with Expectations
Additional Actions Identified in 3Q’12
~$11MTotal Run Rate Savings Beginning 2013
~3%                                  ~1%                         2%
~5%                                  ~1%                         4%
~1%                                  ~1%                         0%
2012 Full Year 2012 Full Year
Financial Outlook Financial Outlook
Growth Growth
2012E vs. 2011 2012E vs. 2011

Key Takeaways

Positioning for Long-Term Growth
•
Investing in Strategic Growth Platforms
•
Executing M&A Strategy
•
Advancing Our Geographic Position
•
Launching New Products & Investing in Future Growth
•
Customer Excellence & Operational Discipline
Restructuring & Realignment Actions Underway
•
Executing Actions to Preserve Investments
•
Defending  and Improving Our Competitive Advantage
•
Providing for Stronger Operating Leverage
Strong Financial Position
•
Flexibility to Execute Long-Term Strategy

Appendix

Quarterly Financial Performance

($M, Except
EPS)
Q1’10 Q2’10 Q3’10 Q4’10 FY’10 Q1’11 Q2’11 Q3’11 Q4’11 FY’11 Q1’12 Q2’12 Q3’12
Revenue 686 775 806 935 3,202 890 971 939 1,003 3,803 925 966 931
COGS 431 484 497 576 1,988 553 592 574 623 2,342 562 583 557
Gross Profit 255 291 309 359 1,214 337 379 365 380 1,461 363 383 374
SG&A 164 170 183 220 737 210 219 215 233 877 231 220 231
R&D 18 17 18 21 74 24 26 23 27 100 28 28 24
Separation Costs - - - - - 3 18 46 20 87 5 6 4
Restructuring &
Asset Impairment
Charges, net 4 3 1 7 15 - - 2 - 2 - - 4
Op Income 69 101 107 111 388 100 116 79 100 395 99 129 111
Interest Expense - - - - - - 1 1 15 17 14 13 14
Other Non-Op -2 -1 3 - - 1 - 4 - 5 (1) (1) 3
Income before Tax 67 100 110 111 388 101 115 82 85 383 84 115 100
Tax 11 15 19 14 59 23 43 5 33 104 21 26 28
Net Income 56 85 91 97 329 78 72 77 52 279 63 89 72
EPS – Diluted * $0.30 $0.46 $0.49 $0.53 $1.78 $0.42 $0.39 $0.42 $0.28 $1.50 $0.34 $0.48 $0.38
* On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation’s shareholders.
ITT Corporation shareholders received one share of our common stock for each share of ITT common stock.  As a result on
October 31, 2011, we had 184.6 million shares of common stock outstanding and this share amount is being utilized to calculate earnings per share for all periods presented prior to the spin-off.

Non-GAAP Measures

Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted)
or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued
operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation as well as non-recurring restructuring and realignment costs.
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS” defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation, non-recurring restructuring and realignment costs and tax-related special items.
“Normalized EPS” defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA” reflects the adjustment to

	(As Reported - GAAP)				(As Adjusted - Organic)					Constant Currency
		(A)	(B)		(C)	(D)	(E)	(F) = B+C+D+E	(G) = F/A	(H) = (B + D) / A
	Revenue 2012	Revenue 2011	Change 2012 v. 2011	% Change 2012 v. 2011	Acquisitions / Divestitures	FX Contribution	Eliminations	Change Adj. 2012 v. 2011	% Change Adj. 2012 v. 2011	
Nine Months Ended September 30										
Xylem Inc.	2,822	2,800	22	0.8%	(87)	101	-	36	1.3%	4.4%
Water infrastructure	1,788	1,737	51	2.9%	(87)	75	-	39	2.2%	7.3%
Applied Water	1,078	1,108	(30)	-2.7%	-	30	(3)	(3)	-0.3%	0.0%
Quarter Ended September 30, 2012										
Xylem Inc.	931	939	(8)	-0.9%	(21)	38	-	9	1.0%	3.2%
Water infrastructure	595	584	11	1.9%	(21)	28	-	18	3.1%	6.7%
Applied Water	350	368	(18)	-4.9%	-	12	(2)	(8)	-2.2%	-1.6%
Quarter Ended June 30										
Xylem Inc.	966	971	(5)	-0.5%	(32)	49	-	12	1.2%	4.5%
Water infrastructure	609	602	7	1.2%	(32)	37	(1)	11	1.8%	7.3%
Applied Water	373	385	(12)	-3.1%	-	13	(1)	-	0.0%	0.3%
Quarter Ended March 31										
Xylem Inc.	925	890	35	3.9%	(34)	14	-	15	1.7%	5.5%
Water infrastructure	584	551	33	6.0%	(34)	10	1	10	1.8%	7.8%
Applied Water	355	355	-	0.0%	-	5	-	5	1.4%	1.4%

xylem
Let's Solve Water

Non-GAAP Reconciliation: Organic & Constant Currency Revenue Growth 20

Non-GAAP Reconciliation:
Organic & Constant Currency Order Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Orders Orders 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Nine Months Ended September 30
Xylem Inc. 2,856                 2,942                 (86)                       -2.9% (88)                       108                      -                           (66)                            -2.2% 0.7%
Water infrastructure 1,819                 1,865                 (46)                       -2.5% (88)                       82                        -                           (52)                            -2.8% 1.9%
Applied Water 1,086                 1,122                 (36)                       -3.2% -                      30                        (8)                              (14)                            -1.2% -0.5%
Quarter Ended September 30, 2012
Xylem Inc. 882                      966                      (84)                       -8.7% (21)                       39                        -                           (66)                            -6.8% -4.7%
Water infrastructure 564                      621                      (57)                       -9.2% (21)                       29                        -                           (49)                            -7.9% -4.5%
Applied Water 334                      358                      (24)                       -6.7% -                      12                        (5)                              (17)                            -4.7% -3.4%
Quarter Ended June 30
Xylem Inc. 970                      998                      (28)                       -2.8% (30)                       51                        -                           (7)                              -0.7% 2.3%
Water infrastructure 617                      632                      (15)                       -2.4% (30)                       40                        -                           (5)                              -0.8% 4.0%
Applied Water 370                      383                      (13)                       -3.4% -                      13                        (2)                              (2)                              -0.5% 0.0%
Quarter Ended March 31
Xylem Inc. 1,004                 978                      26                        2.7% (37)                       18                        -                           7                               0.7% 4.5%
Water infrastructure 638                      612                      26                        4.2% (37)                       13                        -                           2                               0.3% 6.4%
Applied Water 382                      381                      1                          0.3% -                      5                          (1)                              5                               1.3% 1.6%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation: Adjusted Diluted EPS

Q1 2012 Q2 2012 Q3 2012 YTD 2012
Net Income 63                     89                     72                     224
Separation Costs, Net of Tax 4                       4                       3                       11
Restructuring & Realignment, Net of Tax -                  -                  4                       4
Adjusted Net Income before Special Tax Items 67                     93                     79                     239
Special Tax Items -                  (1)                     4                       3
Adjusted Net Income 67                     92                     83                     242
Diluted Earnings per Share $0.34 $0.48 $0.38 $1.20
Separation Costs per Share $0.02 $0.02 $0.02 $0.06
Restructuring & Realignment Costs per Share $0.00 $0.00 $0.02 $0.02
Adjusted Diluted EPS before Special Tax Items $0.36 $0.50 $0.42 $1.28
Special Tax Items per Share $0.00 ($0.01) $0.02 $0.01
Adjusted Diluted EPS $0.36 $0.49 $0.44 $1.29
Q1 2011 Q2 2011 Q3 2011 YTD 2011
Net Income 78                     72                     77                    227
Separation Costs, Net of Tax 2                       27                     25                    54
Adjusted Net Income before Special Tax Items 80                     99                     102                  281
Special Tax Items -                  4                       (1)                     3
Adjusted Net Income 80                     103                  101                  284
Diluted Earnings per Share $0.42 $0.39 $0.42 $1.23
Separation Costs per Share $0.01 $0.15 $0.13 $0.29
Adjusted Diluted EPS before Special Tax Items $0.43 $0.54 $0.55 $1.52
Special Tax Items per Share $0.00 $0.02 ($0.01) $0.01
Adjusted Diluted EPS $0.43 $0.56 $0.54 $1.53
Adjusted Diluted EPS
For The Three and Nine Months Ended September 30, 2012 & 2011
($ Millions, except per share amounts)
Xylem Inc. Non-GAAP Reconciliation

Non-GAAP Reconciliation: Normalized and Adjusted EPS

Q3 2011 Q3 2012
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 939                     939                      939                    931                     931
Operating Income 79                       46                        a 125                      (8)                         c 117                    111                     9                          a 120
Operating Margin 8.4% 13.3% 12.5% 11.9% 12.9%
Interest Expense (1)                        (1)                         (13)                       d (14)                     (14)                      (14)
Other Non-Operating Income (Expense) 4                         4                          4                        3                         3
Income before Taxes 82                       46                        128                      (21)                       107                    100                     9                          109
Provision for Income Taxes (5)                        (22)                       b (27)                       4                          e (23)                     (28)                      2                          b (26)
Net Income 77                       24                        101                      (17)                       84                      72                       11                        83
Diluted Shares 184.6                184.6               186.3                186.3
Diluted EPS 0.42 $               0.12 $                0.54 $                (0.09) $              0.45 $              0.38 $               0.06 $                0.44 $
a One time separation, restructuring & realignment costs
b Tax impact of one time separation costs and special tax items
c Incremental stand alone costs incurred in 2012
d Incremental interest expense on long-term debt entered into in conjunction with the spin
e Tax impact of incremental interest expense and stand alone costs incurred in 2012
Xylem Inc. Non-GAAP Reconciliation
Normalized and Adjusted Diluted EPS
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Operating Income
Q3 YTD
'12 '11 '12 '11
Total Revenue
• Total Xylem 931            939         2,822          2,800
• Water Infrastructure 595            584         1,788          1,737
• Applied Water 350            368         1,078          1,108
Operating Income
• Total Xylem 111            79            339             296
• Water Infrastructure 85              87            253             245
• Applied Water 43              37            135             133
Operating Margin
• Total Xylem 11.9% 8.4% 12.0% 10.6%
• Water Infrastructure 14.3% 14.9% 14.1% 14.1%
• Applied Water 12.3% 10.0% 12.5% 12.0%
Separation Costs
• Total Xylem 4                 46            15               67
• Water Infrastructure -             8              3                 10
• Applied Water 1                 9              2                 9
Restructuring & Realignment Costs
• Total Xylem 5                 -          5                 -
• Water Infrastructure 4                 -          4                 -
• Applied Water -             -          -              -
Adjusted Operating Income*
• Total Xylem 120            125         359             363
• Water Infrastructure 89              95            260             255
• Applied Water 44              46            137             142
Adjusted Operating Margin*
• Total Xylem 12.9% 13.3% 12.7% 13.0%
• Water Infrastructure 15.0% 16.3% 14.5% 14.7%
• Applied Water 12.6% 12.5% 12.7% 12.8%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

Non-GAAP Reconciliation: Free Cash Flow

2012 2011
Net Cash - Operating Activities 230                       252
Capital Expenditures (81)                        (79)
Free Cash Flow, including separation costs 149                       173
Cash Paid for Separation Costs (incl. Capex) 22                         62
Free Cash Flow, excluding separation costs 171                       235
Net Income 224 227
Separation Costs, net of tax (incl. tax friction) 11 54
Adjusted Net Income 235 281
Free Cash Flow Conversion 73% 84%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
For The Nine Months Ended September 30, 2012 & 2011
($ Millions)
Nine Months Ended

Non-GAAP Reconciliation: 2012 Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 YTD
Income Before Taxes 84                        115                      100                           299
Interest, net 13                        13                        12                             38
Depreciation 23                        21                        24                             68
Amortization 11                        12                        12                             35
Stock Compensation 5                          5                          6                               16
EBITDA 136                      166                      154                           456
Separation Costs 5                          6                          4                               15
Restructuring & Realignment Costs -                      -                      5                               5
Adjusted EBITDA 141                      172                      163                           476
Revenue 925                      966                      931                           2,822
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 16.9%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 101                      115                      82                             85                             383
Interest, net -                      -                      1                               16                             17
Depreciation 22                        25                        25                             21                             93
Amortization 11                        10                        11                             12                             44
Stock Compensation 3                          2                          2                               6                               13
EBITDA 137                      152                      121                           140                           550
Separation Costs 3                          18                        46                             20                             87
Adjusted EBITDA 140                      170                      167                           160                           637
Revenues 890                      971                      939                           1,003                        3,803
Adjusted EBITDA Margin 15.7% 17.5% 17.8% 16.0% 16.7%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)
2011
Total Xylem

Non-GAAP Reconciliation: 2012 Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 Q3 YTD
Income Before Taxes 75                        93                        86                             254
Interest, net -                      -                      (1)                              (1)
Depreciation 16                        15                        17                             48
Amortization 10                        9                          10                             29
Stock Compensation 1                          1                          3                               5
EBITDA 102                      118                      115                           335
Separation Costs 2                          1                          -                            3
Restructuring & Realignment Costs -                      -                      4                               4
Adjusted EBITDA 104                      119                      119                           342
Revenue 584                      609                      595                           1,788
Adjusted EBITDA Margin 17.8% 19.5% 20.0% 19.1%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 65                        93                        88                             99                             345
Interest, net (1)                              -                            (1)
Depreciation 16                        19                        19                             14                             68
Amortization 9                          9                          9                               9                               36
Stock Compensation -                      -                      1                               1                               2
EBITDA 90                        121                      116                           123                           450
Separation Costs -                      2                          8                               6                               16
Adjusted EBITDA 90                        123                      124                           129                           466
Revenues 551                      602                      584                           679                           2,416
Adjusted EBITDA Margin 16.3% 20.4% 21.2% 19.0% 19.3%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)
2011

Non-GAAP Reconciliation: 2012 Applied Water EBITDA & Adj. EBITDA
Q1 Q2 Q3 YTD
Income Before Taxes 40                        52                        43                             135
Interest, net -                      -                      -                            -
Depreciation 6                          6                          6                               18
Amortization 1                          1                          1                               3
Stock Compensation 1                          -                      2                               3
EBITDA 48                        59                        52                             159
Separation Costs 1                          -                      1                               2
Restructuring & Realignment Costs -                      -                      -                            -
Adjusted EBITDA 49                        59                        53                             161
Revenue 355                      373                      350                           1,078
Adjusted EBITDA Margin 13.8% 15.8% 15.1% 14.9%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Applied Water EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 46                        51                        37                             25                             159
Interest, net -                      -                      -                            -                            -
Depreciation 6                          6                          6                               7                               25
Amortization 2                          1                          2                               1                               6
Stock Compensation -                      -                      1                               1                               2
EBITDA 54                        58                        46                             34                             192
Separation Costs -                      -                      9                               4                               13
Adjusted EBITDA 54                        58                        55                             38                             205
Revenues 355                      385                      368                           336                           1,444
Adjusted EBITDA Margin 15.2% 15.1% 14.9% 11.3% 14.2%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)
2011

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Projected Adjustments Adjusted
Total Revenue 3,803 3,803 3,803 3,800 3,800
Segment Operating Income 503 29 a 532 (10) d 522 516 25 h,i 541
Segment Operating Margin 13.2% 14.0% 13.7% 13.6% 14.2%
Corporate Expense 108 (58) b 50 18 e 68 68 (15) h 53
Operating Income 395 87 482 (28) 454 448 40 488
Operating Margin 10.4% 12.7% 11.9% 11.8% 12.8%
Interest Expense (17) (17) (39) f (56) (54) (54)
Other Non-Operating Income (Expense) 5 5 5 (1) (1)
Income before Taxes 383 87 470 (67) 403 393 40 433
Provision for Income Taxes (104) (8) c (112) 16 g (96) (99) (7) j (106)
Net Income 279 79 358 (51) 307 294 33 327
Diluted Shares 185.3 185.3 186.2 186.2
Diluted EPS 1.50 $              0.43 $               1.93 $               (0.27) $             1.66 1.58 0.18 1.76
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($10M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($18M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $5M and $15M to be incurred at the segments and headquarters, respectively.
i Restructuring & realignment costs of $20M to be incurred at the segments.
j Tax impact of one time separation, restructuring & realignment costs expected to be incurred in 2012 and tax special items realized through Q3 2012.

Non-GAAP Reconciliation: Adj. Operating Income & Margin

Mid Point Guidance
2008 2009 2010 2011 2012E
Revenue 3,291                 2,849                 3,202                        3,803                        3,800
Operating Income 315                      276                      388                           395                           448
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.8%
Restructuring & Realignment 41                        31                        15                             -                            20
Separation Costs -                      -                      -                            87                             20
Adjusted Operating Income 356                      307                      403                           482                           488
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.8%
Standalone Costs -                      -                      -                            5                               28
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           516
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

34 Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931 NYSE: XYL http://investors.xyleminc.com